SUPPLEMENT DATED MAY 12, 2000
                        TO PROSPECTUS DATED MARCH 1, 2000



         Through June 15, 2000, the shares of the Fund are available without any sales load. If you have questions about how to invest, call Shareholder Services toll free at (888) 837-2588.

[LOGO]
                             The Disruptive Growth Fund
                             --------------------------
                      A member of the Innoative Fund Group


                                   Prospectus
                                  March 1, 2000


INVESTMENT OBJECTIVE:
Long term capital appreciation.



















     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

ABOUT THE FUND.................................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................6

HOW TO BUY SHARES..............................................................7

HOW TO REDEEM SHARES..........................................................12

DETERMINATION OF NET ASSET VALUE..............................................14

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................14

MANAGEMENT OF THE FUND........................................................15

OTHER INFORMATION ABOUT INVESTMENTS...........................................16

FOR MORE INFORMATION..................................................Back Cover

ABOUT THE FUND

Investment Objective

     The investment objective of the Disruptive Growth Fund is long term capital appreciation.

Principal Strategies

     The Fund invests primarily in common stocks of companies that the adviser believes are "disruptive technology" companies. These are companies whose innovation strategies fit the pattern, identified through the adviser's research, that historically many entrant companies have followed in displacing the leading competitors in their industries. Typically, disruptive technology companies emerge when the performance, cost and complexity of the products and services of the leading companies in an industry have increased to the point that they over-serve what is actually needed or utilized by customers in the mainstream of the market. When this occurs, it creates the opportunity for disruptive technology companies to enter the over-served tiers of the market with products and services that are simpler, less expensive and more convenient to use.

     The adviser views technologies in the broader sense, to extend beyond engineering and manufacturing to include marketing, investment and management processes. The adviser seeks companies that are innovatively using any of these technologies in a way that has the potential to be disruptive.

     Disruptive technology companies have often helped create major new market applications, because they typically have enabled a much larger population of customers to use the product or service than historically had been possible. Examples of products and services that disruptive technology companies have introduced to create new, high-growth market applications include microprocessors, routers, wireless telephony, off-road motorcycles, modular mass data storage systems, discount brokerage and discount retailing. These historically disruptive products and services have now captured the mainstream of the markets they once had attacked. The investment strategy of the Fund is to invest in firms that presently are positioned to transform their industries in analogous ways.

     The adviser will assess the growth potential of companies based upon the extent to which the company is using disruptive products or services to create new market applications for existing technology, or has created a new business model to serve markets at fundamentally lower costs than established competitors. The adviser analyzes product performance and customer needs in conjunction with fundamental review of a company's financial condition and industry or market position to identify companies for the Fund's portfolio. Although the adviser focuses primarily on medium-sized companies, the adviser may also make substantial investments in larger or smaller companies. The adviser may invest in common stocks of domestic and foreign companies.

     The adviser will sell a company's stock when the adviser believes that the company no longer is positioned to take advantage of its technology and market position to disrupt large competitors in more profitable tiers of its markets, or if the company's financial condition or industry or market position has deteriorated.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's adviser may fail to produce the intended results. The Fund has no operating history and the Fund's adviser has no prior experience managing the assets of a mutual fund.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.

o Sector Risk. If the Fund's portfolio is overweighed in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighed in that sector. The Fund may have a greater concentration in traditional technology companies and weakness in this sector could result in significant losses to the Fund.

o Volatility risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o Smaller Company Risk. To the extent the Fund invests in smaller companies, the Fund will be subject to additional risks. These include:

     o The earnings and prospects of smaller companies are more volatile than larger companies.

     o Smaller companies may experience higher failure rates than do larger companies.

     o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

     o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o Foreign Risk. To the extent the Fund invests in foreign equity securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

The Fund may be suitable for:

o Long-term investors seeking a fund with a capital appreciation investment strategy

o Investors who can tolerate the greater risks associated with common stock investments

How the Fund has Performed

     Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this prospectus have been omitted because the Fund is recently organized.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases.......................................................5.75%
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee on Shares Held Less Than 90 Days(as a % of amount redeemed).1.50%
Exchange Fee................................................................NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees............................................................1.50%
Distribution/Service (12b-1) Fees..........................................0.25%
Other Expenses** ..........................................................0.00%
Total Annual Fund Operating Expenses ......................................1.75%

     ** The Fund estimates that other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company
Act) will be less than 0.005% of average net assets for the first fiscal year.


Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                       1 year           3 years
                       ------           -------
                        $777            $1,228

                                HOW TO BUY SHARES

     The minimum initial investment in the Fund is $2,500 ($500 for IRAs and other qualified retirement accounts) and minimum subsequent investments are $50. These minimums may be waived by the adviser for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail- To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and

o    a check (subject to the minimum amounts) made payable to the Fund.

         Mail the application and check to:

        U.S. Mail:        Disruptive Growth Fund                Overnight:    Disruptive Growth Fund
                          P.O. Box 6110                                       c/o Unified Fund Services, Inc.
                          Indianapolis, Indiana  46206-6110                   431 North Pennsylvania Street
                                                                              Indianapolis, Indiana  46204

     By Wire- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (888) 837-2588 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

         United Missouri Bank, N.A.
         ABA #101000695
         Attn: Disruptive Growth Fund
         D.D.A.#9870983990
         For Further Credit:
         Account Name _________________(write in shareholder name) For the Account # ____________(write in account number)

     You must mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address for your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

      -your name                 -the name of your account(s)
      -your account number(s)    -a check made payable to Disruptive Growth Fund

     Checks should be sent to the Disruptive Growth Fund at the address listed above. A bank wire should be sent as outlined above.

Sales Loads

     Shares of the Fund are purchased at the public offering price. The public offering price for the Fund's shares is the next determined NAV plus a sales load as shown in the following table.


============================================= ================================================ ================================
                                                       Sales Load as of % of:
            Amount of Investment                Public                           Net           Dealer Reallowance as % of
                                                Offering                        Amount         Public Offering Price*
                                                 Price                         Invested
============================================= ================================================ ================================
Less than $25,000                               5.75%                            6.10%                      5.00%
$25,000 but less than $50,000                   5.00%                            5.26%                      4.25%
$50,000 but less than $100,000                  4.50%                            4.71%                      3.75%
$100,000 but less than $250,000                 3.50%                            3.63%                      2.75%
$250,000 but less than $500,000                 2.50%                            2.56%                      2.00%
$500,000 but less than $750,000                 2.00%                            2.04%                      1.60%
$750,000 but less than 1,000,000                1.50%                            1.52%                      1.20%
$1,000,000 or more                              0.00%                            0.00%                      0.00%
============================================= ================================================ ================================
*Under certain circumstances, the Fund's distributor may increase or decrease the reallowance to certain dealers.


     Purchases Without a Sales Charge. The persons described below may purchase and redeem shares of the Fund without paying a sales charge. In order to purchase shares without paying a sales charge, you must notify the Fund's transfer agent as to which conditions apply.

o Trustees, directors, officers and employees of the Trust, the adviser and service providers of the Trust, including members of the immediate family of such individuals and employee benefit plans of such entities;

o Broker-dealers that have selling agreements with the Fund's distributor or that are otherwise entitled to be compensated under the Fund's 12b-1 Distribution Plan (and registered personnel and employees, their immediate family members and employee benefit plans of such entities);

o Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Fund's distributor (and employees, their immediate family members and employee benefit plans of such entities);

o Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Fund's distributor or the Fund for this purpose;

o Clients of the Fund's adviser who were not introduced to the adviser by a financial intermediary and, prior to the effective date of the Fund, executed investment management agreements with the adviser;

o Separate accounts of insurance companies, provided the insurance company has an agreement with the Fund's distributor or the Fund for this purpose;

o    Participants  in  wrap  account  programs,   provided  the   broker-dealer,
     registered investment adviser or bank offering the program has an agreement with the Fund's distributor or the Fund for this purpose.

     In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund's distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

     Right of Accumulation. Any "purchaser" (as defined above) may buy shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

     Letter of Intent. A Letter of Intent for amounts of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes all purchases of shares of the Fund over the 13 month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund's transfer agent to obtain a Letter of Intent application.

Distribution Plan

     The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and service fees for the sale and distribution of its shares. The plan provides that the Fund will pay annual 12b-1 expenses of 0.25% of the Fund's average daily net assets to the adviser for its distribution and service activities on behalf of the Fund. The fees received by the adviser in any year may be more or less than its costs for its distribution and service activities. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.


                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

     The Fund will deduct a short term trading fee of 1.50% from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the Fund rather than the Fund's distributor, and is designed to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short term shareholder trading. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short term trading fee applies. The short term trading fee does not apply to shares that were acquired through reinvestment of distributions. Your shares will be sold at the net asset value per share (NAV) next calculated after your order is received in proper form, minus the short term trading fee, if applicable.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                             Disruptive Growth Fund
                                 P.O. Box 6110
                        Indianapolis, Indiana 46206-6110

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange if you are requesting a redemption of $5,000 or more, or a redemption of any amount payable to a person other than the shareholder of record, or if you request the proceeds be sent to an address other than the address on record. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 837-2588. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (888) 837-2588. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days from purchase date. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV), plus any applicable sales charge. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's board of trustees.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of [capital gains].

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a capital gains distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

     EC Advisors, Inc., 7435 Watson Road, Suite 88, St. Louis, Missouri 63119 serves as investment adviser to the Fund. EC Advisors, Inc. is a newly formed investment adviser. The Fund is authorized to pay the adviser a fee equal to 1.50% of its average daily net assets.

     Neil A. Eisner and Clayton M. Christensen are primarily responsible for the investment of the Fund's portfolio. Mr. Eisner is Chairman and President of Eisner Securities, Inc., a full-service stockbrokerage firm. A Cornell graduate with dual degrees in engineering and law, he began his career as a Wall Street investment banker in the early 70's with Lehman Brothers and successor firms. His expertise in energy financing brought him to prominence as a presidential appointee under the Carter and Reagan administrations. Serving as acting Chief Financial Officer of the United States Synthetic Fuels Corporation, Mr. Eisner formulated financial policy for this $17 billion government corporation. Prior to starting Eisner Securities, he headed his own investment banking consulting firm whose client list included Fortune 500 companies. He has been managing investment portfolios for private clients since 1989.

     Mr. Christensen is an Associate Professor of Technology & Operations Management and General Management at the Harvard University Graduate School of Business Administration. His teachings and research expertise in the management of technological innovation and the cultivation of organizational capabilities have earned him numerous awards, including the 1991 William Abernathy Award for the best paper in technology management; the 1993 Newcomen Special Award for the best paper in business history; and the 1995 McKinsey Award for the best article published in the Harvard Business Review.

     Mr.  Christensen is the author of the best selling book,  "The  Innovator's
Dilemma: When New Technologies Cause Great Firms to Fail" (Harvard Business School Press, 1997; HarperCollins paperback, May 2000), winner of the Financial Times/Booz-Allen & Hamilton Global Business Award for the best business book of 1997. The New York Times, as well as Forbes, Business Week, and Wired magazines, have all featured Christensen's research on "disruptive technologies" and its impact on mainstream markets. From 1979 to 1984 Mr. Christensen was a consultant for the Boston Consulting Group. In 1982 he was chosen to be a White House Fellow where he served as Special Assistant to U.S. Transportation Secretaries Drew Lewis and Elizabeth Dole.

     Mr. Christensen holds a Bachelors Degree in Economics from Brigham Young University, a Masters of Philosophy in Economics from the University of Oxford where he was a Rhodes Scholar; and a Masters and Doctor of Business Administration from Harvard University Graduate School of Business Administration where he distinguished himself as a George F. Baker Scholar.

     The adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1under the Investment Company Act of 1940. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.



                       OTHER INFORMATION ABOUT INVESTMENTS
General

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load money market funds or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Equity Securities.

     The Fund may invest in common stocks and other equity securities. Equity securities consist of common stock, preferred stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund will not invest more than 5% of its net assets in each of the following: preferred stock, convertible preferred stock and convertible bonds.

     Equity securities also include SPDRs (known as "Spiders"). These are Standard & Poor's Depositary Receipts based on the S&P 500 or S&P 400 Composite Stock Price Index or the NASDAQ 100 Price Index (NDX). The SPDR Trust is a unit investment trust that holds shares of all the companies in the S&P 500, 400, or NDX and closely tracks the price performance and dividend yield of the applicable Index. SPDRs trade on the American Stock Exchange under the ticker symbol "SPY", "MDY", and "QQQ." Equities also include instruments similar to SPDRs such as DIAMONDS (shares of a unit investment trust that invests in the Dow Jones Industrial Average.) Shares of SPDRs, DIAMONDS and similar instruments are considered by the Fund to be common stock.

Short Sales.

     The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid debt assets equal to the market value of the securities sold less any collateral deposited with its broker. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

Option Transactions.

     The Fund may invest up to 5% of its net assets, including premiums and potential settlement obligations, in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Fund's custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund's custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Fund's custodian.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Funds at (888) 837-2588 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund (under "The Innovative Funds") on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.











Investment Company Act #811-9767




                             INNOVATIVE FUNDS GROUP
                           The Disruptive Growth Fund


                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2000

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Disruptive Growth Fund dated March 1, 2000. A free copy of the Prospectus can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (888)837-2588.

                                TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND.............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS...............................................................3

INVESTMENT LIMITATIONS........................................................5

THE INVESTMENT ADVISOR........................................................7

TRUSTEES AND OFFICERS.........................................................7

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................9

DETERMINATION OF SHARE PRICE.................................................10

INVESTMENT PERFORMANCE.......................................................10

CUSTODIAN....................................................................11

TRANSFER AGENT...............................................................11

ACCOUNTANTS..................................................................12

DISTRIBUTOR..................................................................12

ADMINISTRATOR................................................................12

DESCRIPTION OF THE TRUST AND FUND


         The Disruptive Growth Fund (the "Fund") was organized as a series of The Innovative Funds (the "Trust") on November 29, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 29, 1999 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the Shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will been titled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.


         Prior to the public offering of the Fund, Neil A. Eisner, 7435 Watson Road, Suite 88, St. Louis, MO 63199, purchased all of the outstanding shares of the Fund in his IRA, and as a result he may be deemed to control the Fund. As the controlling shareholder, Neil A. Eisner could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the advisor. After the public offering commences, it is anticipated that Neil A. Eisner will no longer control the Fund.


     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

         A.  Equity  Securities.  Equity  securities  consist  of common  stock,
             ------------------
convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund may not invest more than 5% of its net assets in either convertible preferred stocks or convertible bonds. The Advisor will limit the Fund's investment in convertible securities to those rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Rating Group or, if unrated, of comparable quality in the opinion of the Advisor.

          B.  Foreign  Securities.  The Fund may invest  without  limitation  in
              -------------------
foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, and American Depository Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issue held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in the national markets and currencies. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

         C.  Restricted and Illiquid  Securities.  The portfolio of the Fund may
             -----------------------------------
contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.


         With respect to Rule 144A securities, the Fund may treat these restricted securities as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however invest more than 15% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees of the Fund, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.


         D. Real Estate  Investment  Trusts (REITs).  A REIT is a corporation or
            ---------------------------------------
business trust that invests substantially all of its assets in interests in real estate. The Fund's investments in REITs will be those characterized as equity REITs. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.


     E.  Repurchase  Agreements.  The Fund may invest in  repurchase  agreements
          ---------------------
fully  collateralized by U.S. Government  obligations.  A
repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Star Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.


         F. Short Sales. The Fund may sell a security short in anticipation of a
            -----------
decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.


         In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is non-fundamental, and may be changed by the Board of Trustees without the vote of the Fund's shareholders.


         G. Corporate Debt  Securities.  Corporate debt  securities are bonds or
            --------------------------
notes  issued  by  corporations  and  other  business  organizations,  including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consist of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations


         The Fund may also sell a security short "against the box", which means that the Fund sells a security which it owns and therefore the borrowing and segregated account provisions described above do not apply.



INVESTMENT LIMITATIONS

         Fundamental.  The  investment  limitations  described  below  have been
         ------------
adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money.  The Fund will not borrow money,  except (a) from a
            ---------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities.  The Fund will not issue senior securities.  This
            -----------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3.  Underwriting.  The Fund will not act as  underwriter  of securities
             ------------
issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate.  The Fund will not  purchase or sell real estate.  This
            -----------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities.  The Fund will not purchase or sell commodities  unless
            -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. The Fund will not make loans to other persons,  except (a) by
            -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7.  Concentration.  The Fund will not  invest  25% or more of its total
             -------------
assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental.  The following  limitations have been adopted by the Trust
     ---------------
with respect to the Fund and are Non-Fundamental (see "Investment Restrictions above).

         1. Pledging. The Fund will not mortgage,  pledge, hypothecate or in any
            --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing.  The Fund will not purchase any security while borrowings
            ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

         3. Margin Purchases. The Fund will not purchase securities or evidences
            ----------------
of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Illiquid Investments.  The Fund will not invest more than 15% of its
            --------------------
net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         5. Loans of  Portfolio  Securities.  The Fund  will not make  loans of
            -------------------------------
portfolio securities.

THE INVESTMENT ADVISOR


         The Fund's investment advisor is EC Advisors, Inc., 7435 Watson Road, Suite 88, St. Louis, MO 63119. Neil A. Eisner, President of the Advisor, and Clayton M. Christensen are the controlling shareholders of the Advisor.



         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future.



         The Advisor retains the right to use the names Innovative and Disruptive in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the names Innovative and Disruptive automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.



         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


=========================== ============= =====================================
   Name, Age and Address       Position         Principal Occupations During
                                                       Past 5 Years
=========================== ============= =====================================
Neil A. Eisner*              President     President and Director of Eisner
7435 Watson Road, Suite 88   and Trustee   Securities, Inc., since 1995, The
St. Louis, MO 63119                        Innovative Funds, a Trust, since
                                           1999, and EC Advisors, Inc., Invest-
Year of Birth:  1938                       ment Advisor since 1999, President
                                           and Director of Neil A. Eisner
                                           Company, Investment Banking 1983-
                                           1998.
=========================== ============= =====================================
Bruce P. Oakes*              Secretary,    Chief Operating Officer of Eisner
7435 Watson Road, Suite 88   Treasurer     Securities, since 1996, Vice
St. Louis, MO 63119          and Trustee   President of Capital Securities,
                                           1994-1996.
Year of Birth:  1965
=========================== ============= =====================================
Craig R. Hildreth            Trustee       Partner of Allen, Hildreth and
905 Kingscove Ct.                          Zenisek, L.L.P., Physicians, from
Town and Country, MO 63017                 1989 to present.

Year of Birth:  1957
=========================== ============= =====================================
Eugene D. Ruth, Jr.          Trustee       Headmaster of The Wilson School since
7210 Waterman Avenue                       1994, President and owner of child-
St. Louis, MO 63130                        care centers from 1983 to 1996.

Year of Birth:  1940
=========================== ============= =====================================
Douglas C. Braithwaite       Trustee       Principal partner of Doug
156 Claffin Street                         Braithwaite Associates, a consulting
Belmont, MA  02478                         firm, since 1992.

Year of Birth:  1939
=========================== ============= =====================================



         The following table estimates the Trustees' compensation for the first full fiscal year. Trustee fees are Trust expenses paid by the Fund.

=========================== ============= =====================================
      Name                    Aggregate       Total Compensation
                            Compensation      from Trust (the Trust is
                              from Trust      not in a Fund Complex)
=========================== ============= =====================================
Neil A. Eisner                   0                   0
Bruce P. Oakes                   0                   0
Craig R. Hildreth                $1,000              $1,000
Eugene D. Ruth, Jr.              $1,000              $1,000
Douglas C. Braithwaite           $1,000              $1,000


PORTFOLIO TRANSACTIONS AND BROKERAGE


         Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Fund's Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.


         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.


         Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Fund's Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Fund's Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Fund's Advisor, subject to review of the Board of Trustees of the Trust.



         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund's Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


INVESTMENT PERFORMANCE

          The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n=ERV

         Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending  redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         In addition to providing average annual total return, the Fund may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN


         UMB, N.A., is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT AND FUND ACCOUNTING


     Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each Unified shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $500 million, 0.02% from $500 million to $1 billion, and 0.01% over $1 billion (subject to various monthly minimum fees, the maximum being $1,500 per month for assets of $5 million and over).


ACCOUNTANTS


         The firm of McCurdy & Associates CPA's, Inc. ("McCurdy"), 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent public accountants for the Fund for the fiscal year ending February 29, 2000. McCurdy performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR


         Eisner Securities, Inc., (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Neil A. Eisner and Bruce D. Oakes, officers and Trustees of the Trust, are affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


ADMINISTRATOR


         The Fund retains Unifed Fund Services, Inc., (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The administrator receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, 0.05% of the Fund's assets from $100 million to $500 million, 0.04% from $500 million to $1 billion and 0.03% of the Fund's assets over $1 billion (subject to a minimum fee of $750 per month.)






FINANCIAL STATEMENTS


                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 22, 2000



Disruptive Growth Fund
----------------------

ASSETS:
Cash in Bank                                               $100,000

Total Assets                                               $100,000

LIABILITIES:                                               $      0

Total Liabilities                                          $      0

NET ASSETS                                                 $100,000
                                                           --------

NET ASSETS CONSIST OF:
  Capital Paid In                                          $100,000

OUTSTANDING SHARES                                           10,000

NET ASSET VALUE PER SHARE                                    $10.00

OFFERING PRICE PER SHARE                                     $10.61

MINIMUM REDEMPTION PRICE PER SHARE                            $9.85


                          See Accountants' Audit Report

                              THE INNOVATIVE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                February 22, 2000


1.  ORGANIZATION

The Innovative Funds (the "Trust") is an open-end investment company established under the laws of the State of Ohio on November 29, 1999. The Trust may issue an unlimited number of shares, and presently consists of one series of shares for the Disruptive Growth Fund (the "Fund").

The primary investment objective of the Fund is long-term capital appreciation.

The Fund uses an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 10,000 shares of the Disruptive Growth Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS

As of February 22, 2000, all of the outstanding shares of the Fund were owned by the Neil A. Eisner IRA. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. Neil A. Eisner is the President of the Trust.

EC Advisors, Inc., the Fund's investment Advisor and administrator, is registered as an investment Advisor under the Investment Advisors Act of 1940. Neil A. Eisner is an officer of EC Advisors, Inc. Certain shareholders and officers of EC Advisors, Inc. are also trustees or officers of the Trust.

As Advisor, EC Advisors, Inc. receives from the Fund as compensation for its services to the Fund an annual fee of 1.50% of the Fund's net assets. The fee is paid monthly and calculated on the average daily closing net asset value of the Fund.

The Advisor pays all expenses incident to the Funds operations and business except brokerage, taxes, borrowing costs, fees and expenses of non-interested trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Act of 1940.

3. DISTRIBUTION PLAN

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act. The Fund will pay a distribution fee to the Advisor at a rate of 0.25% per annum of the average daily net assets.

4. REDEMPTION FEE

The shares carry a 1.50% redemption fee if sold within 90 days of purchase. The redemption fee is calculated at 1.50% of the net asset value of such shares and paid to the Fund at the time of redemption.

THE INNOVATIVE FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                February 22, 2000


5.  CAPITAL STOCK AND DISTRIBUTION

At February 22, 2000, an unlimited number of shares were authorized and paid in capital amounted to $100,000 for the Disruptive Growth Fund. Transactions in capital stock were as follows:

           Shares Sold:
              Disruptive Growth Fund                           10,000

           Shares Redeemed:
              Disruptive Growth Fund                                0

            Net Increase:
              Disruptive Growth Fund                           10,000

           Shares Outstanding:
              Disruptive Growth Fund                           10,000

To The Shareholders and Trustees
The Innovative Funds:

We have audited the accompanying statement of assets and liabilities of The Innovative Funds (comprised of the Disruptive Growth Fund) as of February 22, 2000. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of February 22, 2000, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Disruptive Growth Fund as of February 22, 2000, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
February 22, 2000